                                                                  EXECUTION COPY

                                                                   Exhibit 10.52


--------------------------------------------------------------------------------


                         REGISTRATION RIGHTS AGREEMENT



                                     among

                             LUFTHANSA TECHNIK AG

                                      and

                           HAWKER PACIFIC AEROSPACE



                           DATED SEPTEMBER 20, 2000


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                                        Page
                                                                                                        ----
1.       Definitions...................................................................................  1
         -----------

2.       Restrictions on Transferability...............................................................  1
         -------------------------------

3.       Restrictive Legend............................................................................  2
         ------------------

4.       Notice of Proposed Transfers..................................................................  2
         ----------------------------

5.       Demand Registration...........................................................................  3
         -------------------

6.       Piggyback Registration........................................................................  5
         ----------------------

7.       Registration on Form S-3......................................................................  6
         ------------------------

8.       Expenses of Registration......................................................................  7
         ------------------------

9.       Registration Procedures.......................................................................  7
         -----------------------

10.      Termination of Registration Rights............................................................  9
         ----------------------------------

11.      Lock-up Agreement.............................................................................  9
         -----------------

12.      Information by Holder.........................................................................  9
         ---------------------

13.      Indemnification...............................................................................  9
         ---------------

14.      Rule 144 Reporting...........................................................................  11
         ------------------

15.      Transfer of Registration Rights..............................................................  11
         -------------------------------

16.      Subsequent Grant of Registration Rights......................................................  11
         ---------------------------------------

17.      Arbitration..................................................................................  12
         -----------

18.      Miscellaneous................................................................................  12
         -------------

                         REGISTRATION RIGHTS AGREEMENT



     This Registration Rights Agreement (this "Agreement") is made as of this 20th day of September, 2000 by and among Hawker Pacific Aerospace, a California corporation (the "Company"), and Lufthansa Technik AG, a company organized under the laws of Germany (the "Holder").



                                   RECITALS
                                   --------

     A. The Company and Holder have entered into that certain Loan Agreement of even date herewith pursuant to which Holder shall extend a loan to the Company for $9,300,000 (the "Loan Agreement").

     B. The Company has issued in conjunction with the Loan Agreement a Warrant equal to 2,500,000 shares of Common Stock subject to shareholder approval (the "Warrant").

     C. The Holder and certain shareholders of the Company have entered into a Purchase Agreement by which Holder shall acquire 2,336,495 shares of Common Stock (the "Purchase Agreement").

     D. The obligation of Holder to extend the loan under the Loan Agreement and the obligation of Holder to acquire shares pursuant to the Purchase Agreement are conditioned upon, among other things, the execution and delivery by the Company of this Agreement.

     NOW THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intend to be legally bound, agree as follows:

     1.   Definitions.  For purposes of this Agreement, and except as otherwise
          -----------
provided herein or unless the context otherwise requires, capitalized terms shall have the meaning ascribed to them in Annex I.
                                           -------

     2.   Restrictions on Transferability.  The Restricted Securities shall
          -------------------------------
not be transferable except upon satisfaction of the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. The Holder will cause any proposed transferee of the Restricted Securities held by Holder, other than a transferee acquiring such securities in connection with a registered offering covering such disposition, to agree to take and hold such Restricted Securities subject to the provisions and upon the conditions specified in this Agreement. Notwithstanding anything to the contrary in this Agreement, a Holder may Transfer to any transferee (i) all its Restricted Securities or (ii) an amount equal to at least 10,000 shares of its Restricted Securities (as adjusted for stock splits, stock dividends and the like); provided, that such transferee shall agree to be bound
                         --------
by the terms of this Agreement; provided further, that such
                                ----------------
transferee shall be subject to the limitations set forth in Section 15. Notwithstanding anything to the contrary in this Agreement, a Holder may Transfer Restricted Securities, in whole or in any part, to a wholly-owned Affiliate of such Holder or otherwise in accordance with the Shareholders Rights Agreement and such Transfer shall not be subject to any restrictions on transferability set forth in this Agreement; provided, that such wholly-owned
                                             --------
Affiliate or transferee shall agree to be bound by the terms of this Agreement.


     3.   Restrictive Legend.  Each certificate representing (i) the shares of
          ------------------
the Company's Common Stock and (ii) any other securities issued in respect of the Common Stock issued upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

     Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Common Stock in order to implement the restrictions on transfer established in this Section 3. The Company shall be obligated to reissue promptly unlegended certificates at the request of the Holder thereof if the Holder shall have obtained an opinion of counsel at Holder's expense (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

     4.   Notice of Proposed Transfers
          ----------------------------

     The Holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this
Section 4. Prior to any proposed transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall, if the Company reasonably requests, be accompanied (except in transactions in compliance with Rule 144) by either (i) a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the

Securities Act, or (ii) a "No Action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Holder shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company; provided, however, that no opinion or "No Action" letter need be
             --------  -------
obtained with respect to a transfer to (A) a partner or member, active or retired, of a Holder of Restricted Securities, (B) the estate of any Holder of Registrable Securities, (C) an "affiliate" of a Holder of Restricted Securities as that term is defined in Rule 405 promulgated by the Commission under the Securities Act, (D) if to a corporation, to its stockholders, (E) if to a limited liability company, to its members or former members or (F) the spouse, children, grandchildren or spouse of such children or grandchildren of any Holder or to trusts for the benefit of any Holder or such persons, if the transferee agrees to be subject to the terms hereof. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 3 above, except that such certificate shall not bear such restrictive legend if the transferee provides an opinion of counsel as provided in Section 3 or in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the Securities Act.

     5.   Demand Registration.
          -------------------

          (a)  Request for Registration.  Subject to Section 5(b), if at any
               ------------------------
time or times after the date hereof, the Company shall receive from Holder a written request that the Company effect any registration with respect to all or any part of the Registrable Securities held by Holder (the "Demand Registration"), the Company will:

               (i) promptly give written notice of the proposed registration, qualification or compliance to the Holder; and

               (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request.

     Provided, however, that the Company shall not be obligated to take any
     --------  -------
action to effect any such registration pursuant to this Section 5:

                    (A) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or

                    (B) after the Company has effected two such registrations pursuant to this Section 5(a), such registrations have been declared or ordered effective and the securities offered pursuant to such registration have been sold.

     Subject to the foregoing clauses (A) and (B), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holder. If, however, the Company shall furnish to the Holder a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be (i) seriously detrimental to the Company and its stockholders for such registration statement to be filed or (ii) necessary in connection with any expected Company-initiated registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan) and it is therefore pursuant to clauses (i) or (ii) essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Holder; provided, however, that the Company may not utilize this right
               --------  -------
more than once in any twelve-month period. The Company shall have no obligation to maintain the effectiveness of a registration statement with respect to Registrable Securities during periods when the Holder are required to suspend the sale of such Registrable Securities as provided in this paragraph.

          (b)  Limitations.  The Holder may make up to two written requests for
               -----------
a Demand Registration with respect to all or any part of the Registrable Securities.

          (c)  Underwriting.  If the Holder intends to distribute the
               ------------
Registrable Securities covered by their request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to Section 5(a) and the Company shall include such information in the written notice referred to in Section 5(a). The right of the Holder to registration pursuant to
Section 5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities to be registered in the underwriting to the extent requested and to the extent provided herein. The Holder may elect to include in such underwriting all or a part of the Registrable Securities it holds.

     The Company shall (together with all shareholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Holder. Notwithstanding any other provision of this Section 5, if the managing underwriter advises the Holder in writing that marketing factors require a limitation of the number of shares to be underwritten, then, subject to the provisions of Section 5(a), the Company shall so advise the Holder and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all shareholders requesting inclusion in the registration as follows: (A) all securities proposed to be offered by the Company for its own account or for the account of holders of securities other than Registrable Securities shall be excluded before any Registrable Securities are excluded; and (B) if, after all non-Registrable Securities have been excluded, additional limitations are required, then the number of Registrable Securities included in the registration shall be allocated among all shareholders requesting inclusion thereof in the registration in proportion, as nearly as practicable, to the respective amounts of Registrable Securities proposed to be registered by such shareholders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

     If the Holder disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the other shareholders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that
                                                        --------  -------
if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other shareholders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to Holder in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 5(b). If the registration does not become effective due to the withdrawal of Registrable Securities at the behest of the Holder and the withdrawal of the registration is not at the request or on the advice of the Company or the underwriter nor is the result of a material adverse change in the Company's business, financial condition, results of operations or prospects since the date of the written request of the Holder pursuant to this
Section 5 then either (1) the Holder requesting registration shall reimburse the Company for expenses incurred in complying with the request or (2) if the Holder fails to make such reimbursement, the aborted registration shall be treated as effected for purposes of Section 5(a)(ii)(B).

     6.   Piggyback Registration.
          ----------------------

          (a)  Notice of Registration. If at any time or times after the date
               ----------------------
hereof, if the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than (i) a registration pursuant to Section 5 or 7, (ii) a registration statement on Form S-4 or S-8 or
(iii) a registration relating solely to a Rule 415 transaction (or any substitute form or rule, respectively, that may be adopted by the Commission) the Company will:

                    (i) promptly give to Holder written notice thereof at the address set forth in the share register of the Company as soon as reasonably practicable (but in no event less than 15 days before the anticipated filing date); and

                    (ii) subject to Section 6(b), include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting, if any, involved therein, all the Registrable Securities specified in a written request or requests (the "Piggyback Registration"), mailed by Holder within 20 days after receipt of such written notice from the Company. The written request of Holder may specify that all or a part of Holder's Registrable Securities shall be included in such registration.

          (b) The Company may limit, to the extent so advised by the underwriters, the amount of Registrable Securities to be included in the registration by the Holder to an amount not less than 15% of the total number of securities requested to be included by the Holder unless the inclusion of such Registrable Securities would cause a Material Adverse Effect in which case all Registrable Securities may be excluded from such offering; provided further,
                                                           ----------------
that the Registrable Securities held by employees, officers or directors shall be reduced prior to any such reduction in the Holder's Registrable Securities. Any partial reduction in number of Registrable Securities of the Holder to be included in the Piggyback Registration shall be effected pro rata based on the ratio which the Holder's requested shares bears to the total number of shares requested to be included in such Piggyback Registration by all Persons other than the Company who have the contractual right to request that their shares be included in such registration statement and who have requested that their shares be included, subject to the 15% floor referenced in the first sentence of this
Section 6(b). If the Company initiated the registration, for its own account or for the account of any other Person other than the Holder, then the Company may include all of those securities in such registration statement before any of Holder's requested shares are included. If another security holder initiated the registration, then the Company may not include any of its securities in such registration statement unless all Registrable Securities requested to be included in the registration statement by the Holder are included in such registration statement. If as a result of the provisions of this Section 6(b) the Holder shall not be entitled to include all Registrable Securities in a registration that the Holder has requested to be so included, the Holder may withdraw its request to include Registrable Securities in such registration statement prior to its effectiveness.

     7.   Registration on Form S-3.
          ------------------------

          (a) In addition to the rights set forth above and subject to Section 7(b), if the Holder requests in writing that the Company file a registration statement on Form S-3 (or any successors thereto) ("Follow-On Registrations") for a public offering of shares of Registrable Securities the reasonably anticipated aggregate price to the public of which would equal at least $1,000,000, and the Company is entitled to use Form S-3 to register securities for such an offering, the Company shall use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act).

          (b) If a registration under this Section 7 is underwritten, the Company may limit to the extent so advised by the underwriters, the amount of Registrable Securities to be included in the registration by the Holder to an amount not less than 15% of the total number of securities to be requested to be included by the Holder, unless the inclusion of such Registrable Securities would cause a Material Adverse Effect in which case all Registrable Securities may be excluded from such offering; provided further, that the Registrable
                                    ----------------
Securities held by employees, officers or directors shall be reduced prior to any such reduction in the Holder's Registrable Securities. Any partial reduction in number of Registrable Securities of the Holder to be included in the Follow-On Registration shall be effected pro rata based on the ratio which the Holder's requested shares bears to the total number of shares requested to be included in such Follow-On Registration by all Persons other than the Company who have the contractual right to request that their shares be included in such registration statement and who have requested that their shares be included. If the Company initiated the registration, for its own account or for the account of any other Person other than the Holder, then the Company may include all of those securities in such registration statement before any of Holder's requested shares are included, subject to the 15% floor referenced in the first sentence of this Section 7(b). If another security holder initiated the registration, then the Company may not include any of its securities in such registration statement unless all Registrable Securities requested to be included in the registration statement by the Holder are included in the registration statement. If as a result of the provisions of this
Section 7 the Holder shall not be entitled to include all Registrable Securities in a registration that the Holder has requested to be so included, the Holder may withdraw its request to include Registrable Securities in such registration statement prior to its effectiveness.

     8.   Expenses of Registration   All Registration Expenses incurred in
          ------------------------
connection with any registration, qualification or compliance pursuant to Sections 5, 6, and 7 shall be borne by the Company. All Selling Expenses relating to securities registered by the Holder shall be borne by the Holder.

     9.   Registration Procedures.
          -----------------------

     In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement the Company will keep Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

          (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least 120 days or until the distribution described in the registration statement has been completed; provided, however, that (i) such 120-day period shall be extended for
           --------  -------
a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of securities of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

          (b) furnish to the Holder and to the underwriters, if any, of the securities being registered such number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holder or underwriters may reasonably request in order to facilitate the public offering of such securities;

          (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement or to applicable anti-fraud provisions;

          (d) use its best efforts to register and qualify the securities covered by such registration statement under such other applicable securities or blue sky laws; provided that, the Company shall not be required in connection
               --------
therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

          (e) cause all such Registrable Securities which are Common Stock registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

          (f) provide a transfer agent and registrar for all Registrable Securities which are Common Stock registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

          (g) if applicable, enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of Registrable Securities;

          (h) notify Holder covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of circumstances then existing;

          (i) make available for inspection by the Holder and any attorney, accountant or other professional retained thereby (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspectors in connection with such Registration Statement; provided that the Company shall not be required to make such information available to more than one law firm on behalf of the Holder.

     use its best efforts to furnish, at the request of Holder requesting registration of Registrable Securities pursuant to this Section 9, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 9, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a "comfort" letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holder, addressed to the underwriters, if any, and the Holder.

     10.  Termination of Registration Rights.
          ----------------------------------

     The registration rights granted pursuant to this Agreement shall terminate as to any Holder, at the earlier of (i) the time as such Holder is able to sell all Registrable Securities held by it in a single transaction pursuant to Rule 144 promulgated under the Securities Act or (ii) five (5) years after the Effective Date.

     11.  Lock-up Agreement
          -----------------

     In consideration for the Company agreeing to its obligations under this Agreement Holder and each transferee pursuant to Section 4 hereof agrees, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for 180 days from the effective date of the applicable underwritten offering; provided,
                                                                 --------
however, that all executive officers and directors of the Company must enter
-------
into similar lock-up agreements as well. Each Holder agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce the provisions of this Section 11.

     12.  Information by Holder.
          ---------------------

     The Holder included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required to effect the registration of such Holder's Registrable Securities in connection with any registration, qualification or compliance referred to in this Agreement.

     13.  Indemnification.
          ---------------

          (a) The Company will indemnify Holder, each of its officers, directors and partners, members, legal counsel, accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the

Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors, partners and members and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided that, the
                                                             --------
Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

          (b) Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, officers, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by Holder and stated to be specifically for use therein; provided,
                                                                       --------
however, that the obligations of Holder hereunder shall not apply to amounts
-------
paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of Holder; and provided further that the obligations of Holder hereunder shall
               -------- -------
be limited to an amount equal to the net proceeds after expenses and commissions received by Holder from Registrable Securities sold in such offering by Holder.

          (c) Each party entitled to indemnification under this Section 13 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that, counsel for the Indemnifying
                                --------
Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such Party's expense; and provided further that the failure of any Indemnified Party
                     -------- -------
to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent, but only to the extent, that the Indemnifying Party's ability to defend against such claim or litigation is impaired as a result of such failure to give notice. No

Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     14.  Rule 144 Reporting.  With a view to making available the benefits of
          ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

          (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at any time after it has become subject to such reporting requirements; and

          (c) so long as any of the Holder owns Restricted Securities, furnish to Holder of Registrable Securities forthwith upon written request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

     15.  Transfer of Registration Rights.  The right to cause the Company to
          -------------------------------
register securities granted hereunder may be assigned by Holder to a transferee or assignee who acquires the lesser of (i) all of such Holder's Registrable Securities or (ii) 450,000 shares of Registrable Securities (as adjusted for stock splits, stock dividends and the like); provided that, the Company is given
                                             --------
written notice of such assignment at the time of or within a reasonable time after said transfer or assignment, and the transferee agrees in writing to be bound by the provisions of this Agreement regarding the right to register securities; provided further, Holder may assign its rights under this Agreement
             -------- -------
to a wholly-owned Affiliate of Holder upon the Transfer of Restricted Securities to such wholly-owned Affiliate, irrespective of the number of shares acquired by such Affiliate.

     16.  Subsequent Grant of Registration Rights.  After the date hereof, the
          ---------------------------------------
Company shall not grant rights to have securities other than the Registrable Securities registered under the Securities

Act if such rights would be superior to the registration rights granted herein without the written consent of the Holder.

     17.  Arbitration.
          -----------

          (a)  Disputes.  Within fifteen (15) days of the written request of
               --------
either Party, the Parties shall meet to negotiate in good faith a resolution of any dispute, claim, controversy or claim arising out of or relating to this Agreement or the subject matter of this Agreement, or the breach, termination or invalidity thereof (a "Dispute").

          (b)  Arbitration.  Any Dispute which cannot be resolved pursuant to
               -----------
Section 17(a) above within twenty (20) days of the written request provided pursuant to Section 17(a) , will be finally settled by arbitration before a sole arbitrator in accordance with the Commercial Rules of Arbitration of the American Arbitration Association in effect on the date of this Agreement. The arbitrator shall be appointed in accordance with the applicable rules of arbitration. The arbitrator shall be an individual with significant experience in the aircraft maintenance sector.

          (c)  Timing and Location of Arbitration.  The Parties agree that any
               ----------------------------------
arbitration process related to this Agreement shall be structured to the fullest extent possible in accordance with the applicable arbitration rules in such a way as to enable a decision to be rendered by the arbitrators within ninety (90) days of the date of the commencement of such arbitration. The place of arbitration will be Salt Lake City, Utah. By this agreement to arbitrate, the Parties waive their right to any form of appeal or recourse to a court of law or other judicial authority, to the fullest extent permitted by law, provided that
                                                                  --------
any judgment upon an award rendered by the arbitrator may be entered in any court having jurisdiction therefore.

          (d)  Confidentiality; Expenses.
               -------------------------

               (i) The parties shall keep the arbitration confidential and shall not disclose to any Person, other than those necessary to the proceedings, the existence of the arbitration, any document submitted or exchanged in connection with it, any oral submissions or testimony, transcripts, or any award unless disclosure is required by law or is necessary to challenge, recognize or enforce an award. The arbitrators and any experts shall be required to agree to comply with this confidentiality provision accepting appointment.

     All expenses of the arbitration procedure and tribunal will be borne equally by the Parties, or as otherwise prescribed by the applicable arbitration rules. Each Party's expenses with respect to the conduct of the arbitration, including the fees of attorneys, accountants, or other experts used in connection with the arbitration, will be borne by the unsuccessful party in the arbitration, in whole or in part as determined by the arbitration tribunal.

     18.  Miscellaneous.
          -------------

          (a)  Severability.  If any term, provision, covenant or restriction of
               ------------
this Agreement is held to be invalid, void or unenforceable, such provision shall be amended by the Parties only to the extent necessary to be enforceable consistent with the Parties' intent, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect, unless such action would substantially impair the benefits to any Party of the remaining provisions of this Agreement.

          (b)  Specific Performance..  The Parties each acknowledge and agree
               --------------------
that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to preliminary relief to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they may be entitled by law or equity.

          (c)  Entire Agreement; Amendments..  This Agreement and the other
               ----------------------------
documents and instruments referred to herein contain the entire understanding of the Parties with respect to the matters covered hereby and supersede all other prior agreements and understandings, both written and oral, among the Parties or any of them, with respect to the subject matter hereof. This Agreement may be amended only by an instrument in writing executed by the Parties.

          (d)  Notices.
               -------

               (i) All notices, requests, demands, and other communications provided in this Agreement shall be in writing and shall be deemed given if delivered personally, transmitted by facsimile (receipt confirmed), sent by internationally recognized overnight courier service, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, provided that notices of a change of address shall be effective only on receipt of such notice):

          if to the Holder to:


          Lufthansa Technik AG
          Weg beim Jager 193D-
          22335 Hamburg, GERMANY
          Attention: Bernhard Langlotz
          Fax: 011 49 40 5070 4909

          with a copy to:


          Wilmer, Cutler & Pickering
          2445 M Street, N.W.
          Washington, D.C. 20037
          Attention: Stephen P. Doyle, Esq.
          Fax: 202 663 6363
          if to the Company to:


          Hawker Pacific Aerospace
          11240 Sherman Way
          Sun Valley, California, 91352
          Attention: Chief Financial Officer
          Fax: 818 765 2416

All notices, requests, demands, and other communications shall be deemed to have been given as of the date so delivered or telefaxed and, if given by any other means, shall be deemed given only when actually received by the addressees.

          (e)  Waivers.  No waiver by either Party of any default with respect
               -------
to any provision, condition or requirement hereof shall be deemed to be a continuing waiver in the future thereof or a waiver of any other provision, condition or requirement hereof; nor shall any delay or omission of either Party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

          (f)  Headings; Interpretation.  The headings herein are for
               ------------------------
convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. All references to sections, articles, Exhibits or Schedules shall mean the sections, articles, Exhibits or Schedules of this Agreement. Terms used with initial capital letters shall have the meanings specified, applicable to both singular and plural forms, for all purposes of this Agreement. The words "include" and "exclude" and derivatives of those words are used in this Agreement in an illustrative sense rather than a limiting sense.

          (g)  Successors and Assignees.  Except as otherwise expressly provided
               ------------------------
herein, this Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. Holder may assign this Agreement and any rights or obligations pursuant to Section 4. The Company may not assign this Agreement nor any of the rights or obligations hereunder without the prior written consent of the Holder.

          (h)  No Third Party Beneficiaries.  This Agreement is intended for the
               ----------------------------
benefit of the Parties hereto, and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

          (i)  Counterparts.  This Agreement may be executed in two
               ------------
counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party, it being understood that all Parties need not sign the same counterpart.

          (j)  Governing Law.  This Agreement shall be governed by and construed
               -------------
and enforced in accordance with the laws of California, without regard to the conflicts of laws principles thereof.


                           (signature page follows)

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first set forth above.


                                             COMPANY:

                                             HAWKER PACIFIC AEROSPACE


                                             By:    /s/ David L. Lokken
                                             Name:  David L. Lokken
                                             Title: CEO


                                             Holder:


                                             LUFTHANSA TECHNIK AG


                                             By:    /s/ Bernhard Langlotz
                                             Name:  Bernhard Langlotz
                                             Title: General Counsel

                                    ANNEX I

                                  DEFINITIONS

     "Action or Proceeding" means any action, suit, arbitration, proceeding or Governmental Entity investigation or audit.

     "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such Person. For purposes of this definition, a Person shall be deemed to control another Person if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, managers, general partners, or persons exercising similar authority with respect to such Person.

     "Business Day" means a day other than (i) Saturday, (ii) Sunday, or (iii) any day on which banks located in New York, New York or Hamburg, Germany are generally closed.

     "Commission" shall mean the Securities and Exchange Commission or any successor agency.

     "Common Stock" shall mean the common stock, par value $0.01 per share, of the Company.

     "Demand Registration" has the meaning set forth in Section 5 hereof.

     "Exchange Act" shall have the meaning set forth in Section 14(b) hereof.

     "Follow-On Registrations" has the meaning set forth in Section 7 hereof.

     "Governmental Entity" means any court or tribunal or administrative, governmental or regulatory body, agency, commission, division, department, public body or other authority.

     "Indemnified Party" has the meaning set forth in Section 13 hereof.

     "Indemnifying Party" has the meaning set forth in Section 13 hereof.

     "Inspectors" has the meaning set forth in Section 9 hereof.

     "Material Adverse Effect" means, with respect to the Company, a material adverse effect on the business, prospects, assets, liabilities, revenues, costs and expenses, income before provision for income taxes, operations or condition, financial or otherwise, of the Company. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events could reasonably be expected to result in a Material Adverse Effect.

     "Order" means any writ, judgment, decree, injunction or similar order of any Governmental Entity (in each case whether preliminary or final).

     "Parties" shall mean the Company and Holder.

     "Person" means and includes any individual, partnership, joint venture, corporation, trust, limited liability company, joint stock company, an unincorporated organization, a Governmental Entity or any political subdivision or agency thereof, or any other entity.

     "Piggyback Registration" has the meaning set forth in Section 6 hereof.

     "Records" has the meaning set forth in Section 9 hereof.

     "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 3 hereof (or any similar legend).

     "Registrable Securities" shall mean (i) shares of the Company's capital stock held by Holder on the date hereof or acquired hereafter, including any securities convertible into Common Stock; (ii) any capital stock of the Company or other securities issued or issuable in respect of capital stock referred to in clause (i) above, including without limitation any capital stock issued in connection with a merger with or into another company; and (iii) shares of the Company's capital stock or other securities issued or issuable in respect of the capital stock described in clause (i) or (ii) upon any stock split, stock dividend, recapitalization, or similar event; provided, however, that any
                                              --------  -------
capital stock described in clauses (i)-(iii) above which have been resold to the public shall cease to be Registrable Securities upon such resale.

     The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 5, 6, and 7 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holder and the legal expenses of counsel to the Holder, except that the Company shall pay the legal expenses of one counsel for the Holder and such expenses shall not be deemed Selling Expenses.

     "Shareholders Rights Agreement" shall mean that certain shareholders rights and voting agreement of even date herewith entered into by and among the Company, the Holder, and certain shareholders named therein.

     "Transfer" means, as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition, and as a verb, voluntarily or involuntarily to transfer, sell, pledge or hypothecate or otherwise dispose of.